Exhibit 99.2

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. TO BECOME “DAUCH CORPORATION” AND TRADE ON NYSE UNDER NEW TICKER SYMBOL “DCH”

DETROIT, January 26, 2026 -- American Axle & Manufacturing Holdings, Inc. (the “Company”) today announced that on January 23, 2026, the Company changed its name to Dauch Corporation (“Dauch”) by filing an amendment to its Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware (the “Name Change”). The Name Change and the Amendment became effective at 12:01 a.m. Eastern Time on January 26, 2026.

As a result of the Name Change, effective February 5, 2026, the Common Stock will cease trading on the New York Stock Exchange under the name American Axle & Manufacturing Holdings, Inc. and under the ticker symbol “AXL” and will begin trading on the New York Stock Exchange under the name Dauch Corporation and under new ticker symbol, “DCH”. The CUSIP of the Company’s common stock will not change in connection with the Name Change or the ticker symbol change. Following the Name Change, existing stock certificates, which reflect the former name of the Company, will continue to be valid unless and until such certificates are exchanged for new stock certificates reflecting the new name of the Company.

“This is a transformational moment for our company and its stockholders and another visible milestone in our long-term strategy as we prepare for the planned business acquisition of Dowlais Group and its subsidiaries,” said David C. Dauch, Chairman and Chief Executive Officer of Dauch Corporation. “The name stands for clarity, confidence, and a commitment to performance with a legacy of leadership that has helped shape engineering and manufacturing. It represents a responsibility to our stakeholders, a dedication to operational excellence, and a willingness to take bold steps as we strive to exceed today’s standards and capitalize on tomorrow’s potential.”

The new name and branding will go into effect today with a brand identity rollout that will commence with the completion of the acquisition, which is expected to occur on February 3, 2026.

No action is required by the Company’s stockholders with respect to the Name Change or the ticker symbol change.

About Dauch Corporation

As a leading global Tier 1 Automotive Supplier, Dauch designs, engineers and manufactures Driveline and Metal Forming technologies to support electric, hybrid and internal combustion vehicles. Headquartered in Detroit, MI, with nearly 75 facilities in 15 countries, Dauch is bringing the future faster for a safer and more sustainable tomorrow.

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Contacts:

Christopher M. Son, Vice President, Marketing & Communications

+1 (313) 758-4814

Chris.son@aam.com

David H. Lim, Head of Investor Relations

+1 (313) 758-2006

David.lim@aam.com

Forward-looking statements

In this announcement, Dauch makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to the ability of Dauch and Dowlais Group plc (“Dowlais”) to consummate Dauch’s business combination with Dowlais (the "Business Combination") in a timely manner or at all, the closing the Business Combination and the regulatory approval process.  Such statements are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect Dauch’s or the combined company's future financial position and operating results.  The terms such as "will," "may," "could," "would," "plan," "believe," "expect," "anticipate," "intend," "project," "target," and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements.  Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved.  These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements.  These risks and uncertainties related to Dauch include factors detailed in the reports Dauch files with the United States Securities and Exchange Commission (the "SEC"), including those described under "Risk Factors" in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.  These forward-looking statements speak only as of the date of this communication.  Dauch expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.